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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2005

NTL Incorporated
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-22616 (Commission File Number)	52-1822078 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 906-8440

TABLE OF CONTENTS

Item 8.01 Other Events
SIGNATURES
Exhibit 99.1

Item 8.01 Other Events.

        On May 26, 2005, NTL Incorporated issued a press release announcing the expiration of its offer to exchange the outstanding senior notes of NTL Cable PLC, its indirect, wholly owned subsidiary, for notes which have been registered under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 hereto. The attached exhibits are provided under Item 8.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTL INCORPORATED
Dated: May 26, 2005	By:	/s/ Bryan H. Hall Name: Bryan H. Hall Title: Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated May 26, 2005, issued by the Registrant.

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TABLE OF CONTENTS
  Item 8.01 Other Events.
SIGNATURES
EXHIBIT INDEX